UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

HSBC Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8198	86-1052062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2700 Sanders Road, Prospect Heights, Illinois		60070
(Address of principal executive offices)		Zip Code

Registrant's telephone number, including area code (847) 564-5000
Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 21, 2006, HSBC Finance Corporation (the “Company”) entered into an Amended and Restated Selling Agent Agreement (the “Amended and Restated Selling Agent Agreement”) by and among the Company, Incapital LLC (as Purchasing Agent) and the Agents named therein providing for the issuance of the Company’s InterNotes®.

The Company has filed with the Securities and Exchange Commission a registration statement on Form S-3 (Registration No. 333-120496) relating to the offering of the InterNotes®. The Amended and Restated Selling Agent Agreement filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to that registration statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Amended and Restated Selling Agent Agreement, dated as of December 21, 2006, among HSBC Finance Corporation, Incapital LLC and the Agents named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION, Registrant
By: /s/ Patrick D. Schwartz Name: Patrick D. Schwartz Title: Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated: January 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Selling Agent Agreement, dated as of December 21, 2006, among HSBC Finance Corporation, Incapital LLC and the Agents named therein.

3